AMERICAN PARAMOUNT GOLD CORP.
NEWS RELEASE

Trading Symbol: OTCBB-APGA

AMERICAN PARAMOUNT GOLD ANNOUNCES DISCONTINUATION OF
DRILL PROGRAM AT CAP GOLD PROJECT

Toronto, Ontario (March 9, 2012) — American Paramount Gold Corp. today announced it will not be continuing with its planned drill program at CAP GOLD, Nye County, Nevada, USA.

After discussions with senior geologists and lenders, the Board of Directors did not feel the recently released drill results (Feb. 27, 2012) could justify further expense to the corporation.

For further information, please contact Wayne Parsons, Chairman or Hugh Aird, CEO at (416) 214-0049.